Exhibit 99.3

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

AUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Pro Forma Consolidated Statements of Profit or Loss	2-6

Pro Forma Consolidated Statements of Comprehensive Income	7-8

Notes to Pro Forma Interim Consolidated Financial Statements	9-13

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.
PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Six months ended June 30, 2021
	As previously reported	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$60,521	$—	$60,521
Tenant reimbursements	6,705	—	6,705
Hotel revenues	12,424	—	12,424
Other operating income	1,173	—	1,173
Total revenues and other income	80,823	—	80,823

Expenses:
Operating, maintenance, and management fees	(22,471)	—	(22,471)
Real estate taxes and insurance	(10,688)	—	(10,688)
Hotel expenses	(9,231)	—	(9,231)
Total expenses	(42,390)	—	(42,390)
Gross profit	38,433	—	38,433

Fair value adjustment of investment properties, net	(6,822)	—	(6,822)
Depreciation	(1,525)	—	(1,525)
Equity in loss of unconsolidated joint ventures	(3,002)	—	(3,002)
Asset management fees to affiliate	(7,380)	—	(7,380)
General and administrative expenses	(2,134)	—	(2,134)
Operating profit	17,570	—	17,570

Finance income	94	—	94
Finance income from financial assets at fair value through profit or loss	19,058	—	19,058
Finance expenses	(21,072)	—	(21,072)
Gain on extinguishment of debt	13	—	13
Foreign currency transaction adjustments, net	2,839	—	2,839
Net income	$18,502	$—	$18,502

Net income attributable to owner	$19,287	$—	$19,287
Net loss attributable to non-controlling interests	(785)	—	(785)
Net income	$18,502	$—	$18,502

The accompanying notes are an integral part of the pro forma consolidated financial statements.

August 5, 2021	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
pro forma financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Six months ended June 30, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$40,122	$15,114	$—	$55,236
Tenant reimbursements	5,029	1,636	—	6,665
Hotel revenues	—	6,687	—	6,687
Other operating income	946	333	—	1,279
Total revenues and other income	46,097	23,770	—	69,867

Expenses:
Operating, maintenance, and management fees	(15,118)	(5,341)	—	(20,459)
Real estate taxes and insurance	(6,779)	(2,902)	—	(9,681)
Hotel expenses	—	(7,386)	—	(7,386)
Total expenses	(21,897)	(15,629)	—	(37,526)
Gross profit	24,200	8,141	—	32,341

Fair value adjustment of investment properties, net	(24,206)	(4,364)	—	(28,570)
Depreciation	—	(1,272)	(390)	(1,662)
Equity in loss of unconsolidated joint ventures	(5,317)	—	—	(5,317)
Asset management fees to affiliate	(4,441)	(2,096)	(188)	(6,725)
General and administrative expenses	(1,564)	(3,101)	—	(4,665)
Operating loss	(11,328)	(2,692)	(578)	(14,598)
Finance income	248	60	—	308
Finance loss from financial assets at fair value through profit or loss	(12,688)	(4,327)	—	(17,015)
Finance expenses	(13,379)	(7,867)	—	(21,246)
Foreign currency transaction adjustments, net	12,783	27	—	12,810
Net loss	$(24,364)	$(14,799)	$(578)	$(39,741)

Net loss attributable to owner	$(23,732)	$(13,549)	$(539)	$(37,820)
Net loss attributable to non-controlling interests	(632)	(1,250)	(39)	(1,921)
Net loss	$(24,364)	$(14,799)	$(578)	$(39,741)

The accompanying notes are an integral part of the pro forma consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended June 30, 2021
	As previously reported	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$30,346	$—	$30,346
Tenant reimbursements	3,435	—	3,435
Hotel revenues	9,849	—	9,849
Other operating income	620	—	620
Total revenues and other income	44,250	—	44,250

Expenses:
Operating, maintenance, and management fees	(11,289)	—	(11,289)
Real estate taxes and insurance	(5,399)	—	(5,399)
Hotel expenses	(5,841)	—	(5,841)
Total expenses	(22,529)	—	(22,529)
Gross profit	21,721	—	21,721

Fair value adjustment of investment properties, net	(15,456)	—	(15,456)
Depreciation	(787)	—	(787)
Equity in income of unconsolidated joint ventures	57	—	57
Asset management fees to affiliate	(3,528)	—	(3,528)
General and administrative expenses	(1,495)	—	(1,495)
Operating profit	512	—	512

Finance income	49	—	49
Finance income from financial assets at fair value through profit or loss	5,552	—	5,552
Finance expenses	(10,909)	—	(10,909)
Gain on extinguishment of debt	13	—	13
Foreign currency transaction adjustments, net	(5,507)	—	(5,507)
Net loss	$(10,290)	$—	$(10,290)

Net loss attributable to owner	$(10,425)	$—	$(10,425)
Net income attributable to non-controlling interests	135	—	135
Net loss	$(10,290)	$—	$(10,290)

The accompanying notes are an integral part of the pro forma consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Three months ended June 30, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$20,114	$7,544	$—	$27,658
Tenant reimbursements	2,497	757	—	3,254
Hotel revenues	—	2,607	—	2,607
Other operating income	399	152	—	551
Total revenues and other income	23,010	11,060	—	34,070

Expenses:
Operating, maintenance, and management fees	(7,351)	(2,578)	—	(9,929)
Real estate taxes and insurance	(3,351)	(1,436)	—	(4,787)
Hotel expenses	—	(2,725)	—	(2,725)
Total expenses	(10,702)	(6,739)	—	(17,441)
Gross profit	12,308	4,321	—	16,629

Fair value adjustment of investment properties, net	(1,491)	—	—	(1,491)
Depreciation	—	(636)	(195)	(831)
Equity in loss of unconsolidated joint ventures	(6,619)	—	—	(6,619)
Asset management fees to affiliate	(2,335)	(1,052)	(90)	(3,477)
General and administrative expenses	(991)	(1,428)	—	(2,419)
Operating profit (loss)	872	1,205	(285)	1,792
Finance income	6	25	—	31
Finance income (loss) from financial assets at fair value through profit or loss	12,235	(577)	—	11,658
Finance expenses	(6,218)	(3,741)	—	(9,959)
Foreign currency transaction adjustments, net	(2,213)	—	—	(2,213)
Net income (loss)	$4,682	$(3,088)	$(285)	$1,309

Net income (loss) attributable to owner	$4,919	$(2,876)	$(265)	$1,778
Net loss attributable to non-controlling interests	(237)	(212)	(20)	(469)
Net income (loss)	$4,682	$(3,088)	$(285)	$1,309

The accompanying notes are an integral part of the pro forma consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
PRO FORMA CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Year ended December 31, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$93,107	$22,509	$—	$115,616
Tenant reimbursements	10,171	2,375	—	12,546
Hotel revenues	3,718	12,920	—	16,638
Other operating income	1,927	456	—	2,383
Total revenues and other income	108,923	38,260	—	147,183

Expenses:
Operating, maintenance, and management fees	(36,091)	(8,599)	—	(44,690)
Real estate taxes and insurance	(15,702)	(4,357)	—	(20,059)
Hotel expenses	(3,836)	(11,853)	—	(15,689)
Total expenses	(55,629)	(24,809)	—	(80,438)
Gross profit	53,294	13,451	—	66,745

Fair value adjustment of investment properties, net	(24,214)	(28,551)	—	(52,765)
Depreciation	(832)	(1,906)	(586)	(3,324)
Impairment on property plant and equipment - hotels	—	(503)	503	—
Equity in loss of unconsolidated joint ventures	(29,593)	(34)	—	(29,627)
Asset management fees to affiliate	(9,982)	(3,148)	(278)	(13,408)
General and administrative expenses	(3,590)	(4,184)	—	(7,774)
Operating loss	(14,917)	(24,875)	(361)	(40,153)
Transaction and related costs	(6,018)	—	6,018	—
Finance income	318	58	—	376
Finance loss from financial assets at fair value through profit or loss	(6,435)	(6,448)	—	(12,883)
Finance expenses	(30,126)	(11,511)	—	(41,637)
Gain on extinguishment of debt	415	—	—	415
Foreign currency transaction adjustments, net	(2,912)	27	—	(2,885)
Net (loss) income	$(59,675)	$(42,749)	$5,657	$(96,767)

Net (loss) income attributable to owner	$(63,293)	$(40,011)	$5,665	$(97,639)
Net income (loss) attributable to non-controlling interests	3,618	(2,738)	(8)	872
Net (loss) income	$(59,675)	$(42,749)	$5,657	$(96,767)

The accompanying notes are an integral part of the pro forma consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Six months ended June 30, 2021
	As previously reported	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net income	$18,502	$—	$18,502

Total comprehensive income	$18,502	$—	$18,502

Total comprehensive income attributable to owner	$19,287	$—	$19,287
Total comprehensive loss attributable to non-controlling interests	(785)	—	(785)
Total comprehensive income	$18,502	$—	$18,502

	Six months ended June 30, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net loss	$(24,364)	$(14,799)	$(578)	$(39,741)

Total comprehensive loss	$(24,364)	$(14,799)	$(578)	$(39,741)

Total comprehensive loss attributable to owner	$(23,732)	$(13,549)	$(539)	$(37,820)
Total comprehensive loss attributable to non-controlling interests	(632)	(1,250)	(39)	(1,921)
Total comprehensive loss	$(24,364)	$(14,799)	$(578)	$(39,741)

	Three months ended June 30, 2021
	As previously reported	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net loss	$(10,290)	$—	$(10,290)

Total comprehensive loss	$(10,290)	$—	$(10,290)

Total comprehensive loss attributable to owner	$(10,425)	$—	$(10,425)
Total comprehensive income attributable to non-controlling interests	135	—	135
Total comprehensive loss	$(10,290)	$—	$(10,290)

	Three months ended June 30, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Unaudited
	U.S. dollars in thousands
Net income (loss)	$4,682	$(3,088)	$(285)	$1,309

Total comprehensive income (loss)	$4,682	$(3,088)	$(285)	$1,309

Total comprehensive income (loss) attributable to owner	$4,919	$(2,876)	$(265)	$1,778
Total comprehensive loss attributable to non-controlling interests	(237)	(212)	(20)	(469)
Total comprehensive income (loss)	$4,682	$(3,088)	$(285)	$1,309

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
PRO FORMA CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Year ended December 31, 2020
	As previously reported	POSOR II	Merger Adjustments	Pro Forma Total
	Audited
	U.S. dollars in thousands
Net (loss) income	$(59,675)	$(42,749)	$5,657	$(96,767)

Total comprehensive (loss) income	$(59,675)	$(42,749)	$5,657	$(96,767)

Total comprehensive (loss) income attributable to owner	$(63,293)	$(40,011)	$5,665	$(97,639)
Total comprehensive income (loss) attributable to non-controlling interests	3,618	(2,738)	(8)	872
Total comprehensive (loss) income	$(59,675)	$(42,749)	$5,657	$(96,767)

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1: GENERAL

A.Presented above are the pro forma interim consolidated financial statements for the six and three months ended June 30, 2021 and June 30, 2020 and for the year ended December 31, 2020 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").
The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of the POSOR II on October 5, 2020, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2 to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company.
The Company acquired two hotel properties, three office properties, one apartment building, one consolidated joint venture to develop one office/retail property, two investments in real estate equity securities and two investments in joint ventures, working capital and loans. The Company is in process of assessing the fair value of the acquired tangible assets, liabilities assumed and any applicable intangible assets and liabilities for this business combination.
Consideration of $280.5 million is based on POSOR’s most recent estimated value per share of $9.68 approved by POSOR’s board of directors on December 4, 2020, based on the estimated value of POSOR’s assets less the estimated value of POSOR’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2020, with the exception of the following adjustments: (i) an adjustment for the Merger and related expenses incurred and (ii) the issuance of 28,973,906 shares of POSOR’s common stock in connection with the Merger.
The following table summarizes the components of the estimated consideration (in thousands except per share information):

POSOR II shares outstanding	30,046,568
Exchange ratio	0.9643
Total POSOR shares issued	28,973,906
POSOR price per share	$9.68
Estimated consideration paid	$280,467

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 1: GENERAL (Cont.)
The fair values of the assets acquired and liabilities assumed at the closing date were as follows (in thousands):

Assets:
Cash	$9,735
Rents and other receivables	2,567
Prepaid expenses and other assets	3,341
Investment property	465,908
Property plant and equipment - hotels, net	137,000
Investment in joint ventures	3,150
Financial assets at fair value through profit or loss	6,271
Restricted cash	3,243
Total assets	631,215
Liabilities:
Notes payable	(328,203)
Accounts payable and accrued liabilities	(9,926)
Due to Owner	(2,123)
Other liabilities	(3,788)
Lease obligation	(9,258)
Rental security deposits	(1,467)
Total liabilities	(354,765)
Non-controlling interests	(12,325)
Fair value of identifiable intangible asset acquired:
Goodwill	16,342
Total consideration	$280,467

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the Pro Forma Statements are consistent with those applied in preparing the Company's annual financial statements as of December 31, 2020.

NOTE 3: PRO FORMA ASSUMPTIONS

A.General
The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of POSOR II, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth below. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 3: PRO FORMA ASSUMPTIONS (Cont.)

B.Principal assumptions used in preparing the Pro Forma Statements
The Pro Forma Statements have been prepared under the following assumptions:
1.The POSOR II merger occurred on January 1, 2018 for the Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income.
2.An adjustment to depreciation is related to resetting the deprecation amounts based on the revised hotel cost basis.
Depreciation expenses in the pro forma consolidated financial statements were recognized according to temporary purchase price allocation. Hereunder details of the purchase price allocation:

Land	$33,152
Building	101,187
Furniture and equipment	2,661
Total estimated purchase price	$137,000
3.An adjustment to asset management fees to affiliate based on the Company's back-to-back agreement of one-twelfth of 0.75% of the sum of the amount paid.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 4:    SEGMENT INFORMATION
The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The Company started recognizing two reporting segments beginning November 2019 consisting of strategic opportunistic properties and single-family homes. As a result of the Merger, the Company recognized a third segment, hotel. Prior to November 2019, the Company had only one segment. The selected pro forma financial information for the three reporting segments for the six and three months ended June 30, 2021 and June 30, 2020 and the year ended December 31, 2020 (in thousands):

	Six months ended June 30, 2021
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$57,278	$11,121	$12,424	$80,823
Gross profit	$29,906	$5,334	$3,193	$38,433
Finance expenses	$14,644	$3,448	$2,980	$21,072

	Six months ended June 30, 2020
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$57,077	$6,103	$6,687	$69,867
Gross profit (loss)	$30,172	$2,868	$(699)	$32,341
Finance expenses	$16,543	$2,153	$2,550	$21,246

	Three months ended June 30, 2021
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$28,752	$5,649	$9,849	$44,250
Gross profit	$14,944	$2,769	$4,008	$21,721
Finance expenses	$7,527	$1,882	$1,500	$10,909

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands
NOTE 4:    SEGMENT INFORMATION (Cont.)

	Three months ended June 30, 2020
	Unaudited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$28,267	$3,196	$2,607	$34,070
Gross profit (loss)	$15,120	$1,627	$(118)	$16,629
Finance expenses	$7,634	$1,047	$1,278	$9,959

	Year ended December 31, 2020
	Audited
	U.S. dollars in thousands
	Strategic Opportunistic Properties	Single-Family Homes	Hotel	Total
Total revenues and other income	$113,528	$17,017	$16,638	$147,183
Gross profit	$57,759	$8,217	$769	$66,745
Finance expenses	$31,123	$5,171	$5,343	$41,637

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PACIFIC OAK SOR (BVI) HOLDINGS LTD.
BOARD OF DIRECTORS' EXPLANATIONS FOR PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A.GENERAL

Presented are pro forma interim consolidated financial statements for the six and three months ended June 30, 2021 and June 30, 2020 and the year ended December 31, 2020 (together the "Pro Forma Periods"), in accordance with Regulation 38B of the Israeli Securities Regulations (Periodic and Immediate Reports), 1970 (the "Pro Forma Statements").
The Pro Forma Consolidated Statements of Operations and Pro Forma Consolidated Statements of Comprehensive Income have been prepared to give effect to the acquisition of the POSOR II on October 5, 2020, as if such acquisition occurred on January 1, 2018. The Pro Forma Statements have been prepared under certain assumptions, which are set forth in Note 2 to the Pro Forma Statements. It is clarified that the Pro Forma Statements do not reflect the actual results of the Company; rather, they have been prepared in order to provide additional information, based on different assumptions.
On February 19, 2020, the Parent Company, Pacific Oak SOR II, LLC, an indirect subsidiary of the Company and the Parent Company (“Merger Sub”), and Pacific Oak Strategic Opportunity REIT II, Inc. (“POSOR II”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Subject to the terms and conditions of the Merger Agreement, POSOR II will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger (the “Surviving Entity”), such that following the Merger, the Surviving Entity will continue as an indirect subsidiary of the Parent Company. As a result of the Merger, POSOR II would cease to exist. At the effective time of the Merger and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of POSOR II’s common stock (or a fraction thereof), $0.01 par value per share, will be converted into the right to receive 0.9643 shares of the Parent Company’s common stock, par value $0.01 per share. The combined company after the Merger will retain the name “Pacific Oak Strategic Opportunity REIT, Inc.” On October 5, 2020, pursuant to the Merger Agreement, POSOR II merged with and into Merger Sub, with Merger Sub surviving as an indirect subsidiary of the Company.
The Company acquired two hotel properties, three office properties, one apartment building, one consolidated joint venture to develop one office/retail property, two investments in real estate equity securities, two investments in joint ventures, working capital and loans.
Consideration of $280.5 million is based on POSOR’s most recent estimated value per share of $9.68 approved by POSOR’s board of directors on December 4, 2020, based on the estimated value of POSOR’s assets less the estimated value of POSOR’s liabilities, or net asset value, divided by the number of shares outstanding, all as of September 30, 2020, with the exception of the following adjustments: (i) an adjustment for the Merger and related expenses incurred and (ii) the issuance of 28,973,906 shares of POSOR’s common stock in connection with the Merger.
The following table summarizes the components of the estimated consideration (in thousands except per share information):

POSOR II shares outstanding	30,046,568
Exchange ratio	0.9643
Total POSOR shares issued	28,973,906
POSOR price per share	$9.68
Estimated consideration paid	$280,467

August 5, 2021	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	McMillan III, Peter	Hall, Keith David
pro forma financial statements	Chairman of Board of Directors	Chief Executive Officer
BOD - 1